SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



                              May 11, 1998
            Date of Report (Date of earliest event reported)



                              AUTOZONE, INC.
         (Exact Name of Registrant as Specified in Its Charter)



                                 Nevada
             (State or Other Jurisdiction of Incorporation)



     1-10714                                 62-1482048
(Commission File Number)                     (I.R.S. Employer
                                             Identification No.)



            123 South Front Street, Memphis, Tennessee 38103
           (Address of Principal Executive Offices)(Zip Code)



                             (901) 495-6500
          (Registrant's Telephone Number, Including Area Code)


                             (Not applicable)
     (Former name or former address, if changed since last report.)

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Item 5. Other Events.

The Company made the announcement contained in the Press Release at
Exhibit 99.1.


Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1  Press Release dated May 11, 1998.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AUTOZONE, INC.

Date:  May 14, 1998                By:  /s/ Harry L. Goldsmith
                                   -----------------------------------
                                   Harry L. Goldsmith
                                   Senior Vice President

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                                EXHIBIT INDEX


99.1  Press Release dated May 11, 1998.

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